Wireless Device Payment Plans	12 Months Ended
Dec. 31, 2017
Receivables [Abstract]
Wireless Device Payment Plans

Note 7
Wireless Device Payment Plans
Under the Verizon device payment program, our eligible wireless customers purchase wireless devices under a device payment plan agreement. Customers that activate service on devices purchased under the device payment program pay lower service fees as compared to those under our fixed-term service plans, and their device payment plan charge is included on their standard wireless monthly bill. As of January 2017, we no longer offer consumers new fixed-term service plans for phones. However we continue to service existing plans and provide these plans to business customers.

Wireless Device Payment Plan Agreement Receivables

The following table displays device payment plan agreement receivables, net, that continue to be recognized in our consolidated balance sheets:

	(dollars in millions)
At December 31,	2017	2016
Device payment plan agreement receivables, gross	$17,770	$11,797
Unamortized imputed interest	(821)	(511)
Device payment plan agreement receivables, net of unamortized imputed interest	16,949	11,286
Allowance for credit losses	(848)	(688)
Device payment plan agreement receivables, net	$16,101	$10,598

Classified on our consolidated balance sheets:
Accounts receivable, net	$11,064	$6,140
Other assets	5,037	4,458
Device payment plan agreement receivables, net	$16,101	$10,598

Included in our device payment plan agreement receivables, net at December 31, 2017, are net device payment plan agreement receivables of $10.7 billion that have been transferred to ABS Entities and continue to be reported in our consolidated balance sheet. See Note 6 for additional information.

We may offer certain promotions that allow a customer to trade in his or her owned device in connection with the purchase of a new device. Under these types of promotions, the customer receives a credit for the value of the trade-in device. In addition, we may provide the customer with additional future credits that will be applied against the customer's monthly bill as long as service is maintained. We recognize a liability for the trade-in device measured at fair value, which is determined by considering several factors, including the weighted-average selling prices obtained in recent resales of similar devices eligible for trade-in. Future credits are recognized when earned by the customer. Device payment plan agreement receivables, net does not reflect the trade-in device liability. At December 31, 2017, the amount of trade-in liability was insignificant.

From time to time, we offer certain marketing promotions that allow our customers to upgrade to a new device after paying down a certain specified portion of the required device payment plan agreement amount as well as trading in their device in good working order. When a customer enters into a device payment plan agreement with the right to upgrade to a new device, we account for this trade-in right as a guarantee obligation.

At the time of the sale of a device, we impute risk adjusted interest on the device payment plan agreement receivables. We record the imputed interest as a reduction to the related accounts receivable. Interest income, which is included within Service revenues and other on our consolidated statements of income, is recognized over the financed device payment term.

When originating device payment plan agreements, we use internal and external data sources to create a credit risk score to measure the credit quality of a customer and to determine eligibility for the device payment program. If a customer is either new to Verizon Wireless or has less than 210 days of customer tenure with Verizon Wireless (a new customer), the credit decision process relies more heavily on external data sources. If the customer has 210 days or more of customer tenure with Verizon Wireless (an existing customer), the credit decision process relies on internal data sources. Verizon Wireless’ experience has been that the payment attributes of longer tenured customers are highly predictive for estimating their ability to pay in the future. External data sources include obtaining a credit report from a national consumer credit reporting agency, if available. Verizon Wireless uses its internal data and/or credit data obtained from the credit reporting agencies to create a custom credit risk score. The custom credit risk score is generated automatically (except with respect to a small number of applications where the information needs manual intervention) from the applicant’s credit data using Verizon Wireless’ proprietary custom credit models, which are empirically derived, demonstrably and statistically sound. The credit risk score measures the likelihood that the potential customer will become severely delinquent and be disconnected for non-payment. For a small portion of new customer applications, a traditional credit report is not available from one of the national credit reporting agencies because the potential customer does not have sufficient credit history. In those instances, alternate credit data is used for the risk assessment.

Based on the custom credit risk score, we assign each customer to a credit class, each of which has a specified required down payment percentage, which ranges from zero to 100%, and specified credit limits. Device payment plan agreement receivables originated from customers assigned to credit classes requiring no down payment represent the lowest risk. Device payment plan agreement receivables originated from customers assigned to credit classes requiring a down payment represent a higher risk.

Subsequent to origination, Verizon Wireless monitors delinquency and write-off experience as key credit quality indicators for its portfolio of device payment plan agreements and fixed-term service plans. The extent of our collection efforts with respect to a particular customer are based on the results of proprietary custom empirically derived internal behavioral scoring models that analyze the customer’s past performance to predict the likelihood of the customer falling further delinquent. These customer scoring models assess a number of variables, including origination characteristics, customer account history and payment patterns. Based on the score derived from these models, accounts are grouped by risk category to determine the collection strategy to be applied to such accounts. We continuously monitor collection performance results and the credit quality of our device payment plan agreement receivables based on a variety of metrics, including aging. Verizon Wireless considers an account to be delinquent and in default status if there are unpaid charges remaining on the account on the day after the bill’s due date.

The balance and aging of the device payment plan agreement receivables on a gross basis was as follows:

	(dollars in millions)
At December 31,	2017	2016
Unbilled	$16,591	$11,089
Billed:
Current	975	557
Past due	204	151
Device payment plan agreement receivables, gross	$17,770	$11,797

Activity in the allowance for credit losses for the device payment plan agreement receivables was as follows:

	(dollars in millions)
	2017	2016
Balance at January 1,	$688	$444
Bad debt expense	718	692
Write-offs	(558)	(479)
Allowance related to receivables sold	—	28
Other	—	3
Balance at December 31,	$848	$688

Sales of Wireless Device Payment Plan Agreement Receivables

In 2015 and 2016, we established programs pursuant to a Receivables Purchase Agreement, or RPA, to sell from time to time, on an uncommitted basis, eligible device payment plan agreement receivables to a group of primarily relationship banks (Purchasers) on both a revolving (Revolving Program) and non-revolving (Non-Revolving Program) basis. In December 2017, the RPA and all other related transaction documents were terminated. Under the Programs, eligible device payment plan agreement receivables were transferred to the Purchasers for upfront cash proceeds and additional consideration upon settlement of the receivables, referred to as the deferred purchase price.

There were no sales of device payment plan agreement receivables under the Programs during 2017. During 2016, we sold $3.3 billion of receivables, net of allowance and imputed interest, under the Revolving Program. We received cash proceeds from new transfers of $2.0 billion and cash proceeds from reinvested collections of $0.9 billion and recorded a deferred purchase price of $0.4 billion. During 2015, we sold $6.1 billion of receivables, net of allowances and imputed interest, under the Non-Revolving Program. In connection with this sale, we received cash proceeds from new transfers of $4.5 billion and recorded a deferred purchase price of $1.7 billion. During 2015, we also sold $3.3 billion of receivables, net of allowances and imputed interest, under the Revolving Program. In connection with this sale, we received cash proceeds from new transfers of $2.7 billion and recorded a deferred purchase price of $0.6 billion.

The sales of receivables under the RPA did not have a significant impact on our consolidated statements of income. The cash proceeds received from the Purchasers were recorded within Cash flows provided by operating activities on our consolidated statements of cash flows.

Deferred Purchase Price

Collections of deferred purchase price were $1.4 billion during 2017, $1.1 billion during 2016 and insignificant during 2015. These collections were recorded within Cash flows used in investing activities in our consolidated statements of cash flows. During 2017, we repurchased all outstanding receivables previously sold to the Purchasers in exchange for the obligation to pay the associated deferred purchase price to the wholly-owned subsidiaries that are bankruptcy remote special purpose entities (Sellers). At December 31, 2017, our deferred purchase price receivable was fully satisfied. At December 31, 2016, our deferred purchase price receivable, which was held by the Sellers, was comprised of $1.2 billion included within Prepaid expenses and other and $0.4 billion included within Other assets in our consolidated balance sheet. The deferred purchase price was initially recorded at fair value, based on the remaining device payment amounts expected to be collected, adjusted, as applicable, for the time value of money and by the timing and estimated value of the device trade-in in connection with upgrades. The estimated value of the device trade-in considered prices expected to be offered to us by independent third parties. This estimate contemplated changes in value after the launch of a device. The fair value measurements were considered to be Level 3 measurements within the fair value hierarchy. The collection of the deferred purchase price was contingent on collections from customers.

Variable Interest Entities (VIEs)

Under the RPA, the Sellers’ sole business consists of the acquisition of the receivables from Cellco Partnership and certain other affiliates of Verizon and the resale of the receivables to the Purchasers. The assets of the Sellers are not available to be used to satisfy obligations of any Verizon entities other than the Sellers. We determined that the Sellers are VIEs as they lack sufficient equity to finance their activities. Given that we have the power to direct the activities of the Sellers that most significantly impact the Sellers’ economic performance, we are deemed to be the primary beneficiary of the Sellers. As a result, we consolidate the assets and liabilities of the Sellers into our consolidated financial statements.

Continuing Involvement

At December 31, 2017 and 2016, the total portfolio of device payment plan agreement receivables, including derecognized device payment plan agreement receivables, that we were servicing was $17.8 billion and $16.1 billion, respectively. There were no derecognized device payment plan agreement receivables outstanding at December 31, 2017. The outstanding portfolio of device payment plan agreement receivables derecognized from our consolidated balance sheet, but which we continued to service, was $4.3 billion at December 31, 2016. To date, we have collected and remitted approximately $10.1 billion, net of fees. At December 31, 2017, no amounts remained to be remitted to the Purchasers.

Verizon had continuing involvement with the sold receivables as it serviced the receivables. We continued to service the customer and their related receivables on behalf of the Purchasers, including facilitating customer payment collection, in exchange for a monthly servicing fee. While servicing the receivables, the same policies and procedures were applied to the sold receivables that applied to owned receivables, and we continued to maintain normal relationships with our customers. The credit quality of the customers we continued to service was consistent throughout the periods presented.

In addition, we had continuing involvement related to the sold receivables as we were responsible for absorbing additional credit losses pursuant to the agreements. Credit losses on receivables sold were $0.1 billion during 2017 and $0.2 billion during 2016.